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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 4, 2003

                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


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
                     Ohio                                   1-8519                           31-1056105
         (State or other jurisdiction              (Commission File Number)                 (IRS Employer
              of incorporation)                                                          Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                                                 45202
   (Address of principal executive offices)                                                  (Zip Code)
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       Registrant's telephone number, including area code: (513) 397-9900
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FORM 8-K                                                    CINCINNATI BELL INC.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:

                  99.1 Earnings Release of Cincinnati Bell Inc. dated July 31, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.


         On July 31, 2003, Cincinnati Bell Inc. reported its results for the second quarter ended June 30, 2003. The earnings release for the second quarter ended June 30, 2003 is attached as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because the Cincinnati Bell Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with an additional and useful comparison of the company's current results of operations and cash flows with past and future periods.

         A transcript of the July 31, 2003 Cincinnati Bell Inc. second quarter 2003 earnings conference call is attached as Exhibit 99.2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CINCINNATI BELL INC.

                                     By:  /s/ Jeffrey C. Smith
                                          --------------------------------------
                                          Jeffrey C. Smith
                                          Chief Human Resources Officer, General
                                          Counsel and Corporate Secretary

Date:  August 4, 2003
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                                  Exhibit Index

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 Exhibit No.                               Exhibit                               Page No.
 -----------                               -------                               --------

    99.1                    Press Release of the Company dated
                                    July 31, 2003

    99.2                    Transcript of Conference Call with
                                    Investors on July 31, 2003
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